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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   -----------

       Date of Report (date of earliest event reported): November 29, 2005
                                                        -------------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                 000-21129                04-2911026
(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On November 29, 2005, we amended our 1996 Employee Stock Purchase Plan to eliminate the look-back provisions and to reduce the discount offered on shares available under the Plan from 15% to 5%.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

        (c)  Exhibits


             NUMBER                           TITLE
             ------    ---------------------------------------------------------

             99.1 Aware, Inc. 1996 Employee Stock Purchase Plan, as amended on May 27, 1998, February 21, 2003 and November 29, 2005.


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                AWARE, INC.


Dated: November 29, 2005                        By: /s/ Michael A. Tzannes
       -----------------                           ------------------------
                                                   Michael A. Tzannes
                                                   Chief Executive Officer


                                      -2-

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                                  EXHIBIT INDEX


 Number       Description
 ------       -----------

  99.1 Aware, Inc. 1996 Employee Stock Purchase Plan, as amended on May 27, 1998, February 21, 2003 and November 29, 2005.









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